UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8K

CURRENT REPORT

Pursuant to Section 13 or 15(D) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   July 28, 2015

  Revolutionary Concepts, Inc.

(Exact name of registrant as specified in its charter)

         Nevada

(State or other jurisdiction of incorporation)

000-53674	27-0094868
(Commission File Number)	(IRS Employer Identification No.)

4822 Albemarle Road, Suite 209 Charlotte, NC 28079
(Address of principal executive offices)

980.225.5376
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry Into a Material Agreement

Item 8.01   Disclosure of Other Events

On July 28, 2015, Revolutionary Concepts, Inc. (the “Company”) was informed by EyeTalk365 LLC (“Eyetalk 365”) of the following;

In the matters of Eyetalk 365’s complaints alleging patent infringement against each of CPI Security Systems, Inc. (“CPI”), Case No. 3:14-cv-526 and LiveWatch Security, LLC (“LiveWatch”), Case No. 3:14-cv-527, both pending in the United States District Court for the Western District of North Carolina, EyeTalk365 and the Company have reached and executed a Settlement and License Agreement with Livewatch  and CPI (the “Agreement”),in which no parties make any admissions of wrongdoing, but in which the parties reach a compromise enabling the litigation to be resolved and voluntarily dismissed.

The court hearing these cases has been notified and motions to dismiss both actions have been filed. The court docket was to have reflected this publicly no later than midnight 7/28/2015.

All other terms of the Agreement are confidential.

This report does not constitute an offer to sell or the solicitation of an offer to buy any of the securities mentioned herein. This report is being issued pursuant to and in accordance with Rule 135c under the Securities Act of 1933, as amended. The securities described in this report have not been registered under the Securities Act of 1933, as amended, or any state securities laws, and may not be offered or sold in the United States absent an effective registration statement covering such securities or an applicable exemption from such registration requirements.

This Form 8-K includes information that constitutes forward-looking statements.  Forward-looking statements often address our expected future business and material performance, and often contain the words “believe,” “expect,” “anticipate,” “intend,” “plan,” or “will.”  By their nature, forward-looking statements address matters that are subject to risks and uncertainties.  Any such forward-looking statements may involve risk and uncertainties that could cause actual results to differ materially from any future results encompassed within the forward-looking statements.  Examples of such forward-looking statements include, but are not limited to, statements regarding our expectations with regard to the effect that correction of the accounting errors will have on our Restated Filings.  Factors that could cause or contribute to such differences include items uncovered in the course of our new independent accountants’ review of our internal financial statements, the preparation of any audit reports by our new independent accountants, the subsequent discovery of additional errors or adjustments necessary to the Company’s previously issued financial statements.  Actual events or results may differ materially from the Company’s expectations.  In addition, our financial results and stock price my suffer as a result of this review and any subsequent determinations from this process or any actions taken by governmental or other regulatory bodies as a result of this process or the continuing SEC investigation.  We do not undertake to update our forward-looking statements, except as required by applicable securities laws.

SIGNATURE

 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 REVOLUTIONARY CONCEPTS, INC.

 By:       /s/ Ronald Carter

 Name:  Ronald Carter
 Title:    Chief Executive Officer

Dated: August 7, 2015